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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
SonoSite, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" and "Selected Financial Data" in the prospectus.

                                       /s/ KPMG LLP

Seattle, Washington
April 20, 1999